UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 20, 2015

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Indenture

On January 23, 2015, Zayo Group, LLC (the “Company”), the primary operating subsidiary of Zayo Group Holdings, Inc., and Zayo Capital, Inc., a direct wholly-owned subsidiary of the Company (“Zayo Capital” and together with the Company, the “Issuers”), completed a private offering (the “Notes Offering”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), of $700,000,000 aggregate principal amount of 6.00% senior unsecured notes due 2023 (the “Notes”). The net proceeds from the Notes Offering will be used to fund the purchase price to be paid in connection with the Company’s previously announced acquisition of the operating units of Latisys Holdings, LLC (the “Latisys Acquisition”) pursuant to a Stock Purchase Agreement dated January 13, 2015 (the “Acquisition Agreement”). Any excess net proceeds will be used for general corporate purposes, which may include repayment of indebtedness, acquisitions, working capital and capital expenditures.

The Issuers issued the Notes under an indenture (the “Indenture”) among the Issuers, the guarantors party thereto, and The Bank of New York Mellon Trust Company N.A., as trustee (the “Trustee”). The terms of the Notes include those set forth in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes will bear interest at the rate of 6.00% per year. Interest on the Notes is payable on April 1 and October 1 of each year, beginning on October 1, 2015. The Notes will mature on April 1, 2023. At any time on or after April 1, 2018, the Issuers may redeem the Notes, in whole or in part, at the applicable redemption prices set forth in the Indenture, plus accrued interest. Before April 1, 2018, the Issuers may redeem the Notes, in whole or in part, at a redemption price equal to 100% of their principal amount, plus accrued interest and a “make-whole” premium. In addition, before April 1, 2018, the Issuers may redeem up to 40% of the Notes at a redemption price equal to 106.00% of their principal amount, plus accrued interest, using the proceeds of certain equity offerings. In the event the Acquisition Agreement is terminated or the Latisys Acquisition is not consummated on or prior to May 4, 2015, the Issuers will be required to redeem the Notes pursuant to a special mandatory redemption at a redemption price equal to the offering price of the Notes, plus accrued and unpaid interest to, but not including, the redemption date.

The Indenture contains covenants that, among other things, restrict the ability of the Issuers and their restricted subsidiaries to incur additional indebtedness and issue preferred stock; pay dividends or make other distributions with respect to any equity interests, make certain investments or other restricted payments, create liens, sell assets, incur restrictions on the ability of the Issuers’ restricted subsidiaries to pay dividends or make other payments to the Issuers, consolidate or merge with or into other companies or transfer all or substantially all of their assets, engage in transactions with affiliates, and enter into sale and leaseback transactions. The terms of the Indentures include customary events of default.

The Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by all of the Company’s current and future domestic restricted subsidiaries and any other restricted subsidiaries of the Company that guarantee any indebtedness of the Issuers or any guarantor (the “Guarantors”). The Notes and the guarantees thereof (the “Guarantees”) will be the general unsecured obligations of the Issuers and the Guarantors and will rank equally in right of payment with all existing and future senior unsecured indebtedness of the Issuers and the Guarantors, rank senior in right of payment to all future indebtedness of the Issuers and the Guarantors that is by its terms expressly subordinated in right of payment to the Notes or the applicable Guarantee (if any), be effectively subordinated to the Issuers’ and the Guarantors’ secured indebtedness to the extent of the value of the collateral securing such indebtedness, and be structurally subordinated in right of payment to all future indebtedness and other liabilities of future subsidiaries of the Issuers and the Guarantors that do not guarantee the Notes, which will consist only of unrestricted subsidiaries and foreign subsidiaries that do not guarantee any of the Company’s other indebtedness.

The foregoing description of the Notes and the Indentures is qualified in its entirety by reference to the Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

On January 23, 2015, the Issuers, the Guarantors and Goldman Sachs & Co., as representative of the initial purchasers of the Notes, entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors agreed to file with the Commission a registration statement on the appropriate form under the Securities Act with respect to an offer to exchange the Notes (the “Exchange Offer Registration Statement”). Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers and the Guarantors will offer to the beneficial owners of Notes who are able to make certain representations the opportunity to exchange their Notes for notes registered under the Securities Act (the “Exchange Notes”) that are substantially identical to the terms of the Notes, except that the transfer restrictions, registration rights and additional interest provisions relating to the Notes will not apply to the Exchange Notes (the “Exchange Offer”). The Issuers and the Guarantors may be required to file a shelf registration statement to cover resales of the Notes under certain circumstances. If the Issuers do not consummate the exchange offer by January 23, 2016 or certain other conditions occur, the Registration Rights Agreement provides that additional interest will be payable on the Notes.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On January 20, 2015, the Company issued press releases announcing (i) the commencement of and (ii) the pricing of the Notes Offering. Copies of these press releases are filed as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

On January 23, 2015 the Company issued a press release announcing the completion of the Notes Offering. A copy of this press release is filed as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of January 23, 2015, among Zayo Group, LLC, Zayo Capital, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company N.A., as trustee.

10.1	Registration Rights Agreement, dated as of January 23, 2015, among Zayo Group, LLC, Zayo Capital, Inc., the guarantors party thereto, and Goldman Sachs & Co., as representative of the several initial purchasers listed therein.

99.1	Press Release dated January 20, 2015.

99.2	Press Release dated January 20, 2015.

99.3	Press Release dated January 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By:	/s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

DATED: January 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By:	/s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

DATED: January 23, 2015

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of January 23, 2015, among Zayo Group, LLC, Zayo Capital, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company N.A., as trustee.

10.1	Registration Rights Agreement, dated as of January 23, 2015, among Zayo Group, LLC, Zayo Capital, Inc., the guarantors party thereto, and Goldman Sachs & Co., as representative of the several initial purchasers listed therein.

99.1	Press Release dated January 20, 2015.

99.2	Press Release dated January 20, 2015.

99.3	Press Release dated January 23, 2015.